UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2025
Commission File Number 001-39223
SADOT GROUP INC.
(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
295 E. Renfro Street, Suite 209, Burleson, Texas 76028
(Address of principal executive offices)
(832) 604-9568
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2025, Sadot Group Inc. (the "Company") appointed Claudio Torres to its Board of Directors to fill a vacancy.
The Board has determined that Mr. Torres qualifies as “independent” in accordance with the published listing requirements of NASDAQ. Mr. Torres has not been appointed to any Board committees at this time.
Mr. Torres, age 58 brings extensive experience in global agriculture having served in various executive roles at several international organizations. Since January 2021, Mr. Torres has served as a private consultant to European agriculture companies as well as investment funds focused on agriculture tech. From July 2017 to July 2020, Mr. Torres served as Managing Director Sygenta Seeds – LATAM and Sygenta Seeds – China. Prior to 2017, Mr. Torres served in various executive roles with SEWU Segar Nusantara, Advanta Seeds, Monsanto Singapore and Monsanto Chile. Mr. Torres received his Master of Applied Finances from the School of Business Economic, Universidad Del Desarrollo, Santiago, Chile, Master of Business Administration (MBA) from A. B. Freeman School of Business, Tulane University, New Orleans, Louisiana and Agricultural Engineer (B.Sc. 5 Years) from the Pontificia Universidad Católica, Santiago, Chile.
Mr. Torres will receive compensation for services as a non-employee director of the Company consistent with the compensation generally provided to other non-employee directors of the Company. Mr. Torres will serve on the Board until the next annual meeting of shareholders or until his successor is duly elected and qualified. There are no arrangements or understandings between Mr. Torres and any other persons pursuant to which he was selected as a director. There are no related party transactions involving Mr. Torres that would require disclosure under Item 404(a) of Regulation S-K. Mr. Torres has not been appointed to any committee of the Board at this time.
Item 9.01 Financial Statements and Exhibits
(d)Index of Exhibits

Exhibit No.	Description
99.1	Press Release dated February 20, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SADOT GROUP INC.

	By:	/s/ Jennifer Black
	Name:	Jennifer Black
	Title:	Chief Financial Officer

Date: February 20, 2025